Prospectus supplement dated February 14, 2022
to the following prospectus(es):
Successor prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
The prospectus offers the following underlying mutual fund as an investment option under the contract.
Effective on or about February 28, 2022, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Aberdeen U.S. Small Cap Equity Fund - Class A	abrdn U.S. Small Cap Equity Fund - Class A
PROS-0641
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